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                                                                    EXHIBIT 10.1

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     This Employment Agreement (the "AGREEMENT") is entered into as of this 19th day of December, 2001, by and between The Penn Traffic Company (the "COMPANY") and Joseph V. Fisher (the "EXECUTIVE").

     WHEREAS, the Executive entered into an employment agreement with the Company on October 30, 1998, which was amended on June 29, 1999 and December 2, 1999 and amended and restated in its entirety on January 31, 2000 (such employment agreement, as amended and restated, is referred to herein as the "ORIGINAL EMPLOYMENT AGREEMENT") to provide for the employment of the Executive; and

     WHEREAS, the Original Employment Agreement shall expire on January 31, 2002 and the Executive wishes to continue in the employ of the Company, and the Company wishes to provide for the continued employment of the Executive.

     NOW, THEREFORE, the parties hereby amend and restate the Original Employment Agreement in its entirety as follows:

     1.   EMPLOYMENT.

          (a) The Company hereby agrees that the Executive shall, during the Term (as defined herein), continue to act as the President and Chief Executive Officer of the Company.

          (b) The Executive hereby accepts his continued employment as the President and Chief Executive Officer of the Company and agrees to continue to provide the Company his full-time service as President and Chief Executive Officer of the Company performing such duties as shall reasonably be required of a President and Chief Executive Officer and otherwise on the terms and subject to the conditions set forth in the Agreement. In such capacity, the Executive will report to, and serve under the direction

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of, the Board of Directors of the Company (the "BOARD"). Throughout the Term,
the Executive shall utilize his best efforts and all of his skills, experience and knowledge to promote the interests of the Company. During the Term, the Executive shall continue to serve as a member of the Board. Other than services to be rendered in connection with charitable activities, trade association activities and passive investment activities which do not interfere with the Executive's day-to-day responsibilities to the Company, without limiting the generality of Section 6, the Executive shall not, directly or indirectly, engage in or participate in the operation or management of, or render any services to, any other business, enterprise or individual.

     2. TERM. The term of employment of the Executive under the Original Employment Agreement commenced on November 23, 1998 (the "ORIGINAL EFFECTIVE DATE") and the term of employment of the Executive under this Agreement shall commence on the date hereof (the "EFFECTIVE DATE") and will continue under this Agreement until the earlier of (i) January 31, 2005, (ii) the date that the Executive or the Company terminates his employment pursuant to Section 7, 8 or 9 or (iii) the occurrence of a Change of Control (as defined herein) (the "TERM").

     3. LOCATION OF EMPLOYMENT. The Executive shall render services primarily at the Company's offices that are located in Syracuse, New York. Notwithstanding the foregoing, the Executive acknowledges and agrees that the Executive's duties hereunder will include travel outside the Syracuse, New York area, including frequent travel to such geographic locations where the Company owns or operates supermarkets or retail grocery stores, as well as other locations within and outside the United States, to attend meetings and other functions as the performance of the Executive's duties hereunder may require.

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     4.   COMPENSATION.

          (a) BASE SALARY. The Company shall pay the Executive a base salary at a rate of $1,000,000 per annum ("BASE SALARY"). The Executive's Base Salary will be reviewed periodically by the Board and may be increased (but not decreased) at such times as the Board, in its sole discretion, determines that an increase is warranted. The Base Salary shall be paid in accordance with the Company's standard payroll practices and will be subject to withholding and other applicable taxes.

          (b)  BONUS.

                     (i) With respect to each fiscal year beginning with the fiscal year ending February 1, 2003, the Executive shall be eligible to earn an annual bonus (the "BONUS"). The Bonus, if any, awarded to the Executive each year shall be based on the extent to which the Company achieves annual performance criteria which shall be determined by the Compensation and Stock Option Committee of the Board of Directors of the Company (the "COMMITTEE") prior to the beginning of each such year; PROVIDED, HOWEVER, that such Bonus shall not in any year exceed 75% of the Executive's Base Salary. Such Bonus as to any fiscal year, if any, shall be paid to the Executive at the same time that bonuses or incentive compensation with respect to that fiscal year are paid to other executive employees of the Company. The Executive understands and agrees that the Company may provide this bonus opportunity under a shareholder approved arrangement that is intended to qualify under Section 162(m) of the Internal Revenue Code ("IRC"); provided, however, that the Company's agreements hereunder shall apply irrespective of whether such bonus so qualifies.

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                     (ii) In addition, the Executive may receive such other
discretionary bonuses or other incentive compensation as the Committee may determine in its discretion.

          (c) OPTIONS. The Company and the Executive acknowledge that the Executive was granted options to purchase shares of the common stock, $.01 par value per share, of the Company (the "COMMON STOCK") generally as follows:

               (i) Effective as of October 24, 2001, pursuant to the Company's 1999 Equity Incentive Plan (the "EQUITY PLAN"), the Executive was granted options to purchase 260,000 shares of the Common Stock with an exercise price equal to $4.35 per share (the "2001 OPTION AWARD") subject to a vesting schedule and other terms as set forth in the 2001 Option Award.

               (ii) Effective as of September 22, 1999, pursuant to the Equity Plan, the Executive was granted options to purchase 140,000 shares of the Common Stock with an exercise price equal to $8.75 per share (the "1999 OPTION AWARD") subject to a vesting schedule and other terms as set forth in the 1999 Option Award.

               (iii) The 2001 Option Award and the 1999 Option Award are subject to the terms of their respective awards and the Equity Plan. Copies of the 1999 Option Award and the 2001 Option Award (the "AWARDS") are attached hereto as EXHIBIT A and EXHIBIT B and such Awards shall remain in full force and effect.

               (iv) As a condition of the 2001 Option Award, all other stock options, other than the 1999 Option Award, granted by the Company to or on behalf of the Executive were cancelled on October 24, 2001.

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               (v)   To the extent permitted by the IRC, such options qualify as incentive stock options under the IRC.

     5.   FRINGE BENEFITS.

          (a) The Executive shall, from and after the Effective Date, have the right to participate in the Company's medical, dental, disability, life and other insurance plans maintained during the Term by the Company for executives of the stature and rank of the Executive, and any other plans and benefits, if any, generally maintained by the Company for executives of the stature and rank of the Executive during the Term, in each case in accordance with the terms and conditions of such plan as from time-to-time in effect (collectively referred to herein as "FRINGE BENEFITS").

          (b) To the extent permitted by law and the terms of The Penn Traffic Company Cash Balance Pension Plan (the "CORPORATE PLAN"), the Executive shall have the right to participate in the Corporate Plan. In addition, the Executive shall participate in The Penn Traffic Company Supplemental Retirement Plan for Joseph V. Fisher (the "SERP"). The SERP is attached hereto as EXHIBIT C and such SERP shall remain in full force and effect. The SERP is intended to provide benefits that are supplemental to those contained in the Corporate Plan. It is the Company's present intent to amend the Corporate Plan to provide as much of the service credit benefits contemplated under the SERP under the Corporate Plan without causing (i) the Corporate Plan to fail to satisfy the requirements of
Section 401(a) of the Code or (ii) the Company to incur additional costs or to change the timing of Corporate Plan payouts; PROVIDED, that the Company will not be obligated to make or continue in effect any such amendment.

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          (c)  Further, upon the termination of the Agreement (and following such time that the Fringe Benefits are no longer being provided to the Executive by the Company at its cost), the Executive shall be entitled, at his own cost and expense (at the same rate as the Company may charge for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985), to continued coverage under the medical and dental plans maintained by the Company until the earlier to occur of (i) the date that both the Executive and his spouse reach the age of 65, or (ii) the date the Executive is provided medical and dental coverage by a different employer; PROVIDED, that such benefits shall be provided only to the extent permitted under the Company's medical and dental plans and insurance policies and in accordance with any applicable laws.

          (d) Subject to the requirements of the Executive's office, the Executive shall be entitled to four weeks annual vacation to be taken in accordance with the vacation policy of the Company.

          (e) The Company will, upon being provided with reasonable supporting documentation thereof, promptly reimburse the Executive for (i) actual, ordinary and necessary travel and accommodation cost, entertainment and other business expenses incurred as a necessary part of discharging the Executive's duties hereunder, including, without limitation, allowance for one-time initiation fees and annual dues for a membership in a country club of the Executive's choice and
(ii) all legal fees and expenses incurred in connection with the negotiation of the Agreement in the amount of $35,000.

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     6.   NO COMPETITION; CONFIDENTIALITY.

          (a) The Executive agrees that while the Agreement is in effect and for a period of 12 months after termination of the Agreement pursuant to Section 2, the Executive shall not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or shareholder of any corporation, or any member of any firm or otherwise divulge, furnish or make accessible to any person, or himself make use of other than for the sole benefit of the Company, any material confidential or proprietary information of the Company obtained by him while in the employ of the Company other than disclosures made by the Executive based on the Executive's reasonable belief that such disclosures were in furtherance of his duties as set forth herein, including, without limitation, information with respect to any products, services, improvements, formulas, designs, styles, processes, research, analyses, suppliers, customers, methods of distribution or manufacture, contract terms and conditions, pricing, financial condition, organization, personnel, business activities, budgets, plans, objectives or strategies of the Company or its proprietary products or of any subsidiary or affiliate of the Company and that he will, prior to or upon the termination of his employment by the Company, return to the Company all such confidential or non-public information, whether in written or other physical form or stored electronically on computer disks or tapes or any other storage medium, and all copies thereof, in his possession or custody or under his control; PROVIDED, HOWEVER, that (x) the restrictions of this Section shall not apply to publicly available information or information known generally to the public (without any action on the part of the Executive prohibited by the restrictions of this Section), (y) the Executive may disclose such information known

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generally to the public (without any action on the part of the Executive prohibited by the restrictions of this Section), and (z) the Executive may disclose such information as may be required pursuant to any subpoena or other lawful process issued pursuant to any applicable law, rule or regulation.

          (b) Notwithstanding the foregoing, in the event that the Executive receives a subpoena or other process or order which may require him to disclose any confidential information, the Executive agrees (i) to notify the Company promptly of the existence, terms and circumstances surrounding such process or order, and (ii) to cooperate with the Company, at the Company's reasonable request and at its expense, including, but not limited to, attorneys' fees and expenses, in taking legally available steps to resist or narrow such process or order and to obtain an order (or other reliable assurance reasonably satisfactory to the Company) that confidential treatment will be given to such information as is required to be disclosed.

          (c) The obligations of the Executive under this Section 6 shall survive any termination of the Agreement.

          (d) The Executive agrees that while the Agreement is in effect and for a period of 12 months after termination of the Agreement pursuant to
Section 2, the Executive agrees that he will not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or shareholder of any corporation or a member of any firm or otherwise: (i) engage in any way in any wholesale and/or retail food business which operates within 30 miles of any retail store operated by the Company at any time during the restricted period, provided, that this clause (i) shall only apply in the event a Change of Control occurs prior to termination of the Agreement and

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the Change of Control Payment or the Carryover Change of Control Payment
described below is made; (ii) induce or attempt to induce any person that is a salaried employee (including, without limitation, any person who is a store manager or a district manager) who is in the employ of the Company or any subsidiary or affiliate thereof to leave the employ of the Company or such subsidiary or affiliate; or (iii) induce or attempt to induce or assist any other person, firm or corporation to do any of the actions referred to in (i) or
(ii) above (provided, that this Section 6 shall not prohibit (A) the Executive from owning less than 5% of the equity of any entity that engages in the actions described in (i), (ii) or (iii) above and (B) the Executive from providing references for employees of the Company or its subsidiaries or affiliates who have been solicited by a prospective employer without violation of (ii) above). Notwithstanding the foregoing, the provisions of this subsection (d) shall terminate, and the Executive shall have no obligations hereunder, if, and following such time that the Company fails to make timely payment of any material amounts owing to the Executive pursuant to Section 11 or Section 12 hereof.

          (e) In view of the services which the Executive will perform for the Company and its subsidiaries and affiliates, which are special, unique, extraordinary and intellectual in character and will place him in a position of confidence and trust with the customers and employees of the Company and its subsidiaries and affiliates and will provide him with access to confidential financial information, trade secrets, "know-how" and other confidential and proprietary information of the Company and its subsidiaries and affiliates, and recognizing the substantial sums paid and to be paid to the Executive pursuant to the terms hereof, the Executive expressly acknowledges that the restrictive covenants set forth in this Section 6 are necessary in order to protect and maintain the

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proprietary interests and other legitimate business interests of the Company and its subsidiaries and affiliates. The Executive understands that the enforcement of this Section 6 may limit the Executive's ability to earn a livelihood in a business similar to the business of the Company but nevertheless agrees and hereby acknowledges that (i) such provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company, (ii) such provisions contain reasonable limitations as to time and scope of activity to be restrained, (iii) such provisions are not harmful to the general public, and (iv) such provisions are not unduly burdensome to the Executive and the consideration provided hereunder is sufficient to compensate the Executive for the restrictions contained in such provisions. In consideration thereof and in light of the Executive's education, skills and abilities, the Executive agrees that the Executive will not assert in any forum that such provisions prevent the Executive from earning a living or otherwise are void or unenforceable or should be held void or unenforceable. The Executive acknowledges that the remedy at law for any breach or threatened breach of this
Section 6 will be inadequate and, accordingly, that the Company shall, in addition to all other available remedies (including, without limitation, seeking damages sustained by reason of such breach), be entitled to specific performance or injunctive relief without being required to post bond or other security and without having to prove the inadequacy of the available remedies at law.

     7. GROUNDS FOR TERMINATION BY COMPANY. The Company may terminate the Agreement and the Executive's employment hereunder for "Cause" by written notice to the Executive setting forth the grounds for termination with specificity. "Cause" shall mean the termination of the Executive because of (i) his willful and continued failure

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(other than by reason of incapacity due to physical or mental illness) to perform the material duties of his employment after notice from the Company of such failure and his inability or unwillingness to correct such failure (prospectively) within 30 days following such notice, (ii) his conviction of a felony or plea of no contest to a felony or (iii) perpetration by the Executive of a material dishonest act of fraud against the Company or any subsidiary thereof; PROVIDED, that before the Company may terminate the Executive for Cause, the Board shall deliver to him a written notice of the Company's intent to terminate him for Cause, including the reasons for such termination, and the Company must provide him an opportunity to meet once with the Board prior to such termination.

     8. GROUNDS FOR TERMINATION BY THE EXECUTIVE. The Executive may terminate the Agreement and his employment hereunder for Good Reason (as defined herein) by written notice to the Company setting forth the grounds for termination with specificity. "Good Reason" shall mean (a) the failure to elect or appoint the Executive as President and Chief Executive Officer and to continue to elect or appoint the Executive to the Board of Directors of the Company or (b) the failure by the Company to pay any compensation or other amount due to the Executive under the Agreement, which failure is not remedied within ten (10) business days after written notice thereof is delivered to the Company by the Executive. Any termination for Good Reason shall be effective as of the business day immediately following the date upon which the Company was required to (but did not) remedy such failure.

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     9.   TERMINATION FOR DEATH OR DISABILITY.

          (a) If during the Term, the Executive should die, the Executive's employment shall be deemed to have terminated as of the date of death.

          (b) If during the Term, the Executive should suffer a disability which, in fact, prevents the Executive from substantially performing his duties hereunder for a period of 180 consecutive days or 230 or more days in the aggregate, in any period of 12 consecutive months, then and in any such event the Company may terminate the Executive's services hereunder by a written notice to the Executive setting forth the grounds for such termination with specificity, which termination will take effect 30 days after such notice is given. The Executive may only be terminated for disability if the Company's termination notice is given within 60 days following the end of the aforementioned 180- or 230-day period, whichever the Company relies upon. The existence of the Executive's disability for the purposes of the Agreement shall be determined by a physician mutually selected by the Company and the Executive, and the Executive agrees to submit to an examination by such physician for purposes of such determination.

     10. DESIGNATION OF BENEFICIARY OR BENEFICIARIES. As to any payment to be made under the Agreement to a beneficiary designated by the Executive, it is agreed that the Executive shall designate such beneficiary (or beneficiaries) or change his designation of such beneficiary (or beneficiaries) from time-to-time by written notice to the Company. In the event the Executive fails to designate a beneficiary (or beneficiaries) as herein provided, any payments which are to be made to the Executive's designated beneficiary (or beneficiaries) under the Agreement shall be made to the

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Executive's widow, if any, during her lifetime, thereafter to his issue, if any, including legally adopted children, and then to the Executive's personal representative.

     11. EFFECT OF COMPANY'S TERMINATION OTHER THAN UNDER SECTIONS 7 OR 9 OR EFFECT OF THE EXECUTIVE'S TERMINATION UNDER SECTION 8.

          (a) If the Company terminates the Executive's employment under the Agreement for any reason other than Cause, or other than due to his death or disability, or the Executive terminates the Agreement for Good Reason, the Executive shall be entitled to receive a lump sum payment equal to the aggregate amount of his Base Salary, as then in effect, for the period from the date of such termination through January 31, 2005; PROVIDED, that if such termination occurs between January 31, 2004 and January 31, 2005, the Executive shall be entitled to receive a lump sum payment equal to the aggregate of twelve (12) months Base Salary. Such payment shall be made within thirty (30) days following the date of such termination.

          (b) In addition, if at any time prior to January 31, 2005 or the Carryover Determination Date (as defined herein) but following a termination described in Section 11(a), the Company shall have entered into a definitive agreement in respect of a Change of Control (as defined herein) or a Change of Control shall have occurred, then in the case of, and notwithstanding (i) the termination of the Agreement by the Company for any reason other than Cause or
(ii) the termination of the Agreement by the Executive for Good Reason, the Company shall make the payment as provided in Section 12(a) or Section 12(b), as the case may be, on the dates provided in such Section, LESS that portion of the lump sum payment the Executive received pursuant to Section 11(a) that is attributable to the period following the Change of Control.

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          (c)  The Company shall continue to provide to the Executive the benefits described in Section 5(a) hereof for a period of 12 months from the date of termination to the extent not prohibited by law or the terms of such benefit arrangements; the Executive shall continue his participation in the Corporate Plan and the Awards in accordance with the provisions thereof; the Company shall continue to make the payments required to be made pursuant to the SERP and reimbursements contemplated by Section 5(e) hereof; and without limiting the Executive's rights under Section 5(a) as set forth in the first clause of this paragraph (c), the Executive shall be entitled to continue coverage under the medical and dental plans maintained by the Company on the terms set forth in Section 5(c) hereof.

     12.  EFFECT OF CHANGE OF CONTROL.

          (a) If at any time prior to January 31, 2005 the Company shall have entered into a definitive agreement in respect of a Change of Control or a Change of Control shall have occurred, then (assuming the Executive has not voluntarily terminated the Agreement for other than Good Reason and the Company has not terminated the Agreement for Cause, in either case prior to the Change of Control) the Executive shall be entitled to receive the "Change of Control Payment" (as defined herein) (subject to offset as set forth in the last clause of Section 11(b) herein, if applicable) on the date of the occurrence or consummation of a Change of Control irrespective of whether the Term has expired or has terminated by reason of the Company's termination of the Agreement without Cause or the Executive's termination of the Agreement for Good Reason. Upon the Executive's receipt of the Change of Control Payment in full (subject to offset as set forth in the last clause of Section 11(b) herein, if applicable), the Agreement shall be

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terminated automatically and the Executive shall no longer be entitled to any further payments described herein except for payments required to be made pursuant to the SERP and reimbursements contemplated by Section 5(e) of the Agreement; the Executive shall continue his participation in the Corporate Plan and the Awards in accordance with the provisions thereof; and the Executive shall be entitled to continue coverage under the medical and dental plans maintained by the Company on the terms set forth in Section 5(c) hereof. The payment contemplated by this Section 12(a) shall not be duplicative to the payment contemplated by Section 11(b) herein.

          (b) If at any time prior to the Carryover Determination Date the Company shall have entered into a definitive agreement in respect of a Change of Control or a Change of Control shall have occurred, then the Executive shall (assuming the Executive has not voluntarily terminated the Agreement for other than Good Reason or the Company has not terminated the Agreement for Cause, in either case prior to the Change of Control) be entitled to elect, at his option, to receive either the Change of Control Payment or the Carryover Change of Control Payment (as defined herein) (subject to offset as set forth in the last clause of Section 11(b) herein, if applicable) on the date of the occurrence or consummation of a Change of Control irrespective of whether the Term has previously expired or terminated by reason of the Company's termination of the Agreement without Cause or the Executive's termination for Good Reason. Upon the Executive's receipt of either the Change of Control Payment or the Carryover Change of Control Payment in full (subject to offset as set forth in the last clause of Section 11(b) herein, if applicable), the Agreement shall be terminated automatically and the Executive shall no longer be entitled to any further payments

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described herein except for payments as required to be made pursuant to the SERP and reimbursements of expenses contemplated by Section 5(e) of the Agreement;
and the Executive shall continue his participation in the Corporate Plan and the Awards in accordance with the provisions thereof; and the Executive shall be entitled to continue coverage under the medical and dental plans maintained by the Company on the terms set forth in Section 5(c) hereof. The payment contemplated by this Section 12(b) shall not be duplicative to the payment contemplated by Section 11(b) herein.

          (c) Notwithstanding any other provision herein, the Executive shall not receive both the Change of Control Payment provided in Section 12(a) and the Carryover Change of Control Payment provided in Section 12(b).

          (d) For purposes of the Agreement, the following terms shall have the following meanings:

               (i) "Carryover Change of Control Payment" shall mean an amount equal to the greater of (x) a lump sum payment equal to the aggregate amount of the Base Salary as then in effect for the period from the date of the Change of Control through January 31, 2005 (but not less than one-year's Base Salary) and
(y) $4,900,000 MINUS the "in-the-money" value on the date of the occurrence of a Change of Control of all of the options granted to the Executive under the Awards that are vested and exercisable (i.e., the number of such vested and exercisable options MULTIPLIED by the DIFFERENCE between (1) the closing price of the Common Stock on the Nasdaq National Market on the last trading date immediately prior to the date of the occurrence of a Change of Control (or if the transaction which triggers the Change of Control is a cash

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tender offer, the cash tender offer per share price) AND (2) $4.35, as to the
2001 Option Award, and $8.75, as to the 1999 Option Award).

               (ii) "Carryover Determination Date" shall mean the later of (x) January 31, 2002, or (y) one (1) year following termination of any engagement or similar agreement entered into between the Company and any investment banking firm retained prior to January 31, 2002 for purposes of advising the Company in connection with any transaction that would constitute a Change of Control.

               (iii) "Change of Control" shall mean the occurrence of any event where (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock, or (b) the Company consolidates with or merges into another person or conveys, transfers, sells or leases all or substantially all of its assets to any person, or any person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction between the Company and its wholly owned subsidiaries (which wholly owned subsidiaries are United States corporations), with the effect that any "person" becomes the "beneficial owner," directly or indirectly, of 50% or more of the outstanding shares of common stock

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of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

               (iv) "Change of Control Payment" shall mean an amount equal to the greater of (x) a lump sum payment equal to the aggregate amount of the Base Salary as then in effect for the period from the date of the Change of Control through January 31, 2005 and (y) three (3) times the Executive's Base Salary.

          (e) GROSS-UP PAYMENT. In the event it shall be determined that any payment or distribution of any type to or for the benefit of the Executive, by the Company, any of its affiliates, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company's assets (within the meaning of IRC Section 280G and the regulations thereunder) or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise (the "TOTAL PAYMENTS"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "CODE"), or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "EXCISE TAX"), then the Executive shall be entitled to receive an additional payment (a "GROSS-UP

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PAYMENT") in an amount such that after payment by the Executive of all taxes
(including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments.

     13. EFFECT OF THE COMPANY'S TERMINATION FOR CAUSE, THE EXECUTIVE'S TERMINATION WITHOUT GOOD REASON, TERMINATION UPON DEATH OR DISABILITY. If the Company terminates the Executive's employment under the Agreement for Cause or the Executive terminates his employment under the Agreement other than for Good Reason, or if the Executive's employment is terminated due to his death or disability, then the Company shall continue to pay the Executive (or his designated beneficiary) his Base Salary through the effective date of termination, and the Executive shall continue to be entitled to payments required to be made pursuant to the SERP and the reimbursements contemplated by
Section 5(c) of the Agreement; the Executive shall continue his participation in the Corporate Plan and the Awards in accordance with the provisions thereof; and the Executive shall be entitled to continue coverage under the medical and dental plans maintained by the Company on the terms set forth in Section 5(c) hereof.

     14. THE EXECUTIVE'S REPRESENTATIONS AND WARRANTIES. The Executive represents and warrants to the Company as follows:

          (a) The Executive has the unfettered right to enter into the Agreement on the terms and subject to the conditions hereof, and the Executive has not done or permitted to be done anything which may curtail or impair any of the rights granted to the Company herein.

          (b) Neither the execution and delivery of the Agreement by the Executive nor the performance by the Executive of any of the Executive's obligations hereunder constitute or will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which the Executive is a party or by which the Executive is bound.

     15. INDEMNIFICATION, ETC. The Company agrees to indemnify the Executive to the fullest extent permitted by law from and against all losses, liabilities, damages, deficiencies, demands, claims, actions, judgments or causes of action, assessments, costs or expenses (including, without limitation, interest, penalties and reasonable fees, expenses and disbursements of attorneys, experts, personnel and consultants reasonably incurred by the Executive in any action or proceeding) based upon, arising out of or otherwise in respect of the Executive's services as, and/or for activities engaged in by the Executive while the Executive is, an officer and/or employee and/or director of the Company or any affiliate thereof, including either paying or reimbursing the Executive, promptly after request, for any reasonable and documented expenses and attorney's fees and costs actually incurred by the Executive in connection with defending, or himself instituting and/or maintaining, any claim, action, suit or proceeding arising from circumstances to which the Company's above indemnification relates; PROVIDED, HOWEVER, that no such indemnification shall be paid for damages or losses incurred by the Executive that result from actions by him that Delaware law explicitly prohibits a corporation from indemnifying its directors or officers against, including, without limitation, to the extent any such damages or losses arise through the gross negligence, bad faith or misconduct of the Executive or the breach by the Executive of any of the

Executive's obligations under or representations and warranties made pursuant to the Agreement. This indemnity shall survive the termination of the Agreement. The Company represents and warrants that it (i) has $30 million of director's and officer's insurance available on the date hereof, (ii) will use its reasonable commercial efforts to maintain such policy throughout the Term, and
(iii) has obtained "tail" coverage under its existing director's and officer's policy covering its current directors and officers for any claims brought against them, which coverage shall extend until June 29, 2005.

     16. NOTICES. Any notice, consent, termination or other communication under the Agreement shall be in writing and shall be considered given on the date when hand delivered or, if sent by registered or certified mail, on the fifth day after such notice is mailed or, if sent by overnight courier guaranteeing overnight delivery, on the day after such notice is so sent, in each case to the parties at the following addresses (or at such other address as a party may specify by notice in accordance with the provisions hereof to the other):

          IF TO THE EXECUTIVE, TO THE EXECUTIVE AT:

          Mr. Joseph V. Fisher
          7654 Linkside Drive
          Manlius, New York 13104

          IF TO THE COMPANY:

          The Penn Traffic Company
          1200 State Fair Boulevard
          Syracuse, New York 13221
          Attn: Francis D. Price, General Counsel

     17. COMPLETE AGREEMENT AND MODIFICATION. The Agreement contains a complete statement of all the arrangements between the parties with respect to the Executive's employment by the Company, supersedes all existing agreements or arrangements between them concerning the Executive's employment and can only be amended or modified by a written instrument signed by the Company and the Executive.

     18. SEVERABILITY PROVISIONS. If any provision of the Agreement is declared invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all of the remaining provisions of the Agreement shall nevertheless continue in full force and effect and no provisions shall be deemed dependent upon any other provision unless expressly set forth herein.

     19. GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and performed entirely within such State, without regard to principles of conflicts of laws.

     20. WAIVER. The failure of a party to insist upon strict adherence to any term of the Agreement shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Agreement.

     21. HEADING. The headings in the Agreement are solely for the convenience of reference and shall not affect its interpretation.

     22. WITHHOLDING. Any amount payable under the Agreement shall be reduced by any amount that the Company is obligated by law or regulation to withhold in respect of any such payment.

     23. HEIRS, SUCCESSORS AND ASSIGNS. The Agreement will inure to the benefit of, and be enforceable by, the Executive's heirs and the Company's successors and assigns. The Company shall have the right to assign the Agreement or any part hereof or any rights hereunder to any successor-in-interest to the Company and to any affiliate of the Company; PROVIDED, that in the event of any such assignment the assignee shall expressly agree in writing to assume all of the Company's obligations under the Agreement, and Company shall remain secondarily liable to the Executive for the performance of all such obligations.

     WHEREFORE, the parties hereto have executed the Agreement as of the day and year first above written.

THE PENN TRAFFIC COMPANY

By: /s/ Peter Zurkow                     By: /s/ Joseph V. Fisher
   ---------------------------------        ------------------------------------
   Name:  Peter Zurkow                           Joseph V. Fisher
   Title: Chairman of the Board

                                                                       Exhibit A

                                 AWARD AGREEMENT

          THIS AGREEMENT (the "Agreement"), is made effective as of the 22nd day of September, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Joseph V. Fisher (hereinafter called the "Participant"):

                                R E C I T A L S:

     WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 140,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $8.75 per Share (the "Exercise Price"). The Option is intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended. The Option is intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, as to 57,143 Shares and as Non-Qualified Stock Option as to 82,857 Shares.

          The Company cannot guarantee that the special tax treatment described in section 422 of the Internal Revenue Code will apply. For example, if the Participant sells the Common Stock acquired pursuant to the exercise of this Option either within two years after the date of this Agreement or within one year after the date this Option (or part thereof) is exercised, this special tax treatment will not apply.

          If the Option (or any part thereof) does not qualify for Incentive Stock Option treatment for any reason, then, to the extent of such nonqualification, the Option (or portion) shall be treated as a Non-Qualified Stock Option granted under the Plan.

     2. VESTING.

          The Option shall be vested and exercisable with respect to 20% of the Shares initially covered by the Option upon grant. Subject to the Participant's continued employment with the Company, the Option shall vest with respect to an additional 20% of the Shares initially subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant. Any portion of the Option which is not vested as of the Participant's termination of employment shall immediately terminate and expire.

          (a) At any given time, the portion of the Option which has become vested and exercisable as described above is hereinafter referred to as the "Vested Portion."

          (b) In the event of a Change of Control (as defined in the Plan) or a
Section 11(c) Change of Control (as defined in the Employment Agreement dated as of October 30, 1998, as amended to the date hereof and from time to time hereafter, between the Company and Participant), the Option shall, to the extent not then vested or previously canceled, vest and become immediately exercisable in full.

     3. EXERCISE OF OPTION.

          (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

               (i) the tenth anniversary of the Date of Grant;

               (ii) sixty days following the date of the Participant's termination of employment by the Company for "Cause;" or

               (iii) (a) in the case of the Participant's termination of employment for death or disability (within the meaning of Section 422(e)(3) of the Code), one year following such termination or (b) in the case of the Participant's termination of employment for any reason other than death, disability or "Cause," 90 days following such termination.

          For purposes of this agreement:

          "Cause" shall mean (i) a felony conviction or guilty plea or (ii) a conviction or guilty plea of any crime involving fraud or embezzlement.

          (b) Method of Exercise.

               (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months),
(y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

               (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

               (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

               (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

     4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

     5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

     Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

          (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

          (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

          (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

     (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

          If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

     7. WITHHOLDING.

          (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

          (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

     8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

     9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options. In addition, in the event the Change of Control or
Section 11(c) Change of Control which resulted (or would result upon consummation) in the Options vesting pursuant to Section 2 is a tender offer or exchange offer, the Company, at the Participant's option, shall (i) in the case of a cash tender offer, pay the Participant the difference between the cash consideration in the tender offer and the exercise price of the Options and (ii) in the case of any other tender offer or exchange offer, provide, notwithstanding the provisions of Section 2 hereof, that the Participant shall be permitted to exercise the Options immediately prior to the consummation of such tender offer or exchange offer so that the Participant may tender any or all of the Shares received upon exercise of the Options in such tender offer or exchange offer.

     12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

     13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                PENN TRAFFIC COMPANY

                                     -------------------------------------------
                                     By:
                                     Title:

                                     OPTIONEE

                                     -------------------------------------------

                                                                       Exhibit B

                              PENN TRAFFIC COMPANY
                           1999 EQUITY INCENTIVE PLAN

                                 AWARD AGREEMENT

          THIS AGREEMENT (the "Agreement"), is made effective as of the 24th day of October, 2001, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Joseph
V. Fisher (hereinafter called the "Participant"):

                                R E C I T A L S:

     WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

     WHEREAS, the corporation and stock option Committee of the Board of Directors of the Company (the "Committee") has determined that it would be in the best interests of the Company and its stockholders to grant the option to purchase shares of the Company Common Stock ("Shares") provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 260,000 Shares, subject to adjustment as set forth in the Plan (the "Option"). The purchase price of the Shares subject to the Option shall be $4.35 per Share (the "Exercise Price"). The Option is intended to be qualified as an Incentive Stock Option, within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to 22,988 Shares and as Non-Qualified Stock Option with respect to 237,012 Shares.

          The Company cannot guarantee that the special tax treatment described in section 422 of the Code will apply. For example, if the Participant sells the Shares acquired pursuant to the exercise of this Option either within two years after the date of this Agreement or within one year after the date this Option (or part thereof) is exercised, this special tax treatment will not apply.

          If the Option (or any part thereof) does not qualify for Incentive Stock Option treatment for any reason, then, to the extent of such nonqualification, the Option (or such portion thereof) shall be treated as a Non-Qualified Stock Option granted under the Plan.

     2. VESTING.

          Subject to the Participant's continued employment with the Company, the Option shall vest with respect to 20% of the Shares initially subject to the Option on the Grant Date hereof, 20% of the Shares initially subject to the Option on each of the first and second anniversaries of the Grant Date and 40% of the Shares initially subject to the Option on the third anniversary of the Grant Date. Any portion of the Option which is not vested as of the Participant's termination of employment shall immediately terminate and expire.

          (a) At any given time, the portion of the Option which has become vested and exercisable as described above is hereinafter referred to as the "Vested Portion."

          (b) In the event of (i) a "Change of Control" (as defined in the Plan); (ii) a "Change of Control" (as defined in the Employment Agreement dated as of December 19, 2001, as amended to the date hereof and from time to time hereafter, between the Company and Participant (as amended, the "Employment Agreement")); (iii) the termination by the Company of the Participant's employment with the Company other than for "Cause" (as defined in the Employment Agreement); or (iv) termination by the Participant of the Participants employment with the Company for "Good Reason" (as defined in the Employment Agreement), the Option shall, to the extent not then vested or previously canceled, vest and become immediately exercisable in full.

     3. EXERCISE OF OPTION.

          (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

               (i) 11:59pm Eastern Standard Time on the tenth anniversary of the Date of Grant;

               (ii) sixty (60) days following either (a) the date of the Participant's termination of employment by the Company for "Cause" (as defined in the Employment Agreement) or (b) the date of the Participant's voluntary termination of employment without "Good Reason" (as defined in the Employment Agreement); or

               (iii) (a) in the case of the Participant's termination of employment for death or disability (within the meaning of section 22(e)(3) of the Code), one year following such termination.

          (b) Method of Exercise.

               (i) Subject to Section 3(a) of this Agreement, the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by a recourse promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under section 7872 of the Code and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

               (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

               (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

               (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a) of this Agreement. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

     4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

     5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

     Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

          (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

          (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

          (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

     (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

          If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate,
     (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

     7. WITHHOLDING.

          (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

          (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

     8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

     9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     11. ANTI-DILUTION. If there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Shares upon such consolidation, merger, sale or conveyance in respect of that number of Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options. In addition, in the event the Change of Control (as defined in the Plan) or a Change of Control (as defined in the Employment Agreement) which resulted (or would result upon consummation) in the Options vesting pursuant to Section 2 of this Agreement is a tender offer or exchange offer, the Company, at the Participant's option, shall (i) in the case of a cash tender offer, pay the Participant the difference between the cash consideration in the tender offer and the exercise price of the Options and (ii) in the case of any other tender offer or exchange offer, provide, notwithstanding the provisions of Section 2 hereof, that the Participant shall be permitted to exercise the Options immediately prior to the consummation of such tender offer or exchange offer so that the Participant may tender any or all of the Shares received upon exercise of the Options in such tender offer or exchange offer.

     12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan including without limitation the anti-dilution provisions set out in Section 4(b) thereof. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

     13. DISQUALIFYING DISPOSITION. The Participant agrees and covenants that if he disposes of any of the Shares acquired pursuant to the exercise of this Option in a "disqualifying disposition," as described in section 422 of the Code, he will immediately contact the Company to inform it of such event.

     14. RIGHTS AS STOCKHOLDER. The Participant shall not be deemed to be the owner of any Shares subject to this Option unless, until and to the extent that
(i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Shares, and (iii) the Participant's name shall have been entered as a stockholder of record with respect to such Shares on the books of the Company.

     15. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     16. SUCCESSORS. The terms of the Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

     17. INVALID PROVISION. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

     18. MODIFICATIONS. No change, modification or waiver of any provision of the Agreement shall be valid unless the same be in writing and signed by the parties hereto.

     19. ENTIRE AGREEMENT. The Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

     20. HEADINGS. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                     PENN TRAFFIC COMPANY


                                     ------------------------------
                                     By:
                                     Title:

                                     PARTICIPANT


                                     ------------------------------

                                                                       Exhibit C

                            THE PENN TRAFFIC COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                                JOSEPH V. FISHER

                                    ARTICLE I
                ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN

1.1 ESTABLISHMENT. The Penn Traffic Company, a Delaware corporation, hereby establishes a supplemental retirement program for Joseph V. Fisher, which shall be known as The Penn Traffic Company Supplemental Retirement Plan For Joseph V. Fisher (the "Plan").

1.2 PURPOSE. The purpose of the Plan is to provide Joseph V. Fisher with retirement income. Payment of the retirement benefit under the Plan shall be made from the general assets of the Company, or by such other method as is consistent with Section 7.2 of the Plan and which is agreed to by Joseph
     V. Fisher and the Company.

1.3 BENEFITS UNDER THE CORPORATE PLAN. As indicated below, the Plan is intended to provide benefits that are supplemental to those contained in the Corporate Plan. It is the Company's present intent to amend the Corporate Plan to provide as much of the Retirement Benefit contemplated hereunder as possible under the Corporate Plan without causing (i) the Corporate Plan to fail to satisfy the requirements of Section 401(a) of the Code or (ii) the Company to incur additional costs; PROVIDED, that the Company will not be obligated to make or continue in effect any such amendment.

                                   ARTICLE II
                                   DEFINITIONS

2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

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                                                                               2

     (A) "Account" means the bookkeeping account established and maintained with respect to the Executive pursuant to Section 4.1.

     (B) "Account Value" means, on any given date the value of the Account as determined under Article IV.

     (C) "Applicable Termination Event" means a Termination (i) by the Executive for Good Reason, (ii) by reason of a Change of Control pursuant to Section 12(a) of the Employment Agreement, or (iii) by the Company without Cause.

     (D) "Beneficiary" means the person(s) properly designated to receive, under provisions of the Plan, benefits payable in the event of the Executive's death.

     (E)  "Board" means the Board of Directors of the Company.

     (F)  "Cause" means Cause under the terms of the Employment Agreement.

     (G) "Change of Control" means Change of Control under the terms of the Employment Agreement.

     (H) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

     (I) "Committee" means the Compensation and Stock Option Committee of the Board.

     (J)  "Company" means The Penn Traffic Company, a Delaware corporation.

     (K) "Corporate Plan" means The Penn Traffic Company Cash Balance Pension Plan.

     (L) "Disability" means being Disabled under the terms of the Employment Agreement.

     (M)  "Effective Date" means January 31, 2001.

     (N) "Employment Agreement" means the employment agreement between the Company and the Executive dated December 19, 2001, and any extension or renewal thereof, or successor agreement thereto.

     (O)  "Executive" means Joseph V. Fisher.

     (P) "Good Reason" means Good Reason under the terms of the Employment Agreement.

     (Q) "Interest Credits" means additions to the Account determined pursuant to Section 4.3.

     (R) "Opening Account Balance" means the initial amount credited to the Account in accordance with Section 4.4.

     (S) "Plan Year" means the twelve month period ending on January 31 of each year.

     (T) "Retirement Benefit" means the benefit payable to the Executive on or after his Termination Date, but prior to his death, pursuant to
          Article V of the Plan.

     (U) "Service Credits" means additions to the Account determined pursuant to Section 4.2.

     (V) "Termination" means a termination of the Executive's services to the Company under the Employment Agreement irrespective of the reason therefor.

     (W) "Termination Date" means the date on which the Executive ceases to provide services to the Company under the Employment Agreement for any reason.

2.2 OTHER DEFINED TERMS. Any capitalized terms that are used in the Plan, which are not defined in this Article, shall have the meaning stated in the Corporate Plan.

2.3 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE III
                                     VESTING

3.1 VESTING. All benefits under the Plan shall be fully vested and nonforfeitable at all times.

                                   ARTICLE IV
                        ACCOUNTS AND CREDITS TO ACCOUNTS

4.1 ACCOUNT. As of the Effective Date, the Account shall be credited with an Opening Account Balance in accordance with Section 4.4.

4.2  SERVICE CREDITS.

     (a) On the January 31 of each of 2002, 2003, 2004 and 2005, the Account shall be increased by a Service Credit of $100,028 if the Executive is employed by the Company on such date.

     (b) If prior to January 31, 2005, there is a Termination that is not by reason of an Applicable Termination Event but is rather by reason of:
          (i) a Termination by the Executive other than for Good Reason, (ii) Termination by the Company for Cause, or (iii) the Executive's death or Disability, then the Account shall be increased by a Service Credit for the fiscal year of the Termination equal to a pro-rated portion of $100,028, based on the Executive's employment through the end of the month prior to the month in which the Termination Date occurs; the Account shall be increased by this pro-rata Service Credit on the January 31 coincident or following the Termination; provided, that if the Executive submits a claim for benefits in accordance with the provisions of Section 5.2 prior to such January 31 then the Account shall be increased by the pro-rata Service Credit on the date of the distribution of the Account. If the Account is increased by a Service Credit pursuant to this paragraph (b), no further Service Credits will be added to the Account.

     (c) If prior to January 31, 2005, there is a Termination by reason of an Applicable Termination Event, the Account shall be increased by the Service Credits as otherwise provided for under paragraph (a) of this
          Section 4.2 notwithstanding that the Executive is not employed on the applicable January 31. The Service Credits so provided for may be credited to the Account earlier than as set forth in paragraph (a) of this Section 4.2, in accordance with the requirements of the proviso to the first sentence of Section 5.2.

4.3 INTEREST CREDITS. Each Plan Year the Account shall be automatically increased as of the last day of such Plan Year by crediting the balance in such Account as of the last day of the previous Plan Year (or, in the case of the first Plan Year, as of the Effective Date), with an Interest Credit equal to said Account balance multiplied by 6%. Such Interest Credits shall continue after the Executive's Termination Date, PROVIDED, however, that no Interest Credits shall be made to the Account for any Plan Year beginning on or after the date on which his benefit is paid. For the Plan Year in which the Executive's benefit is paid, an Interest Credit shall be made on a pro rata basis through the end of the month prior to the month in which the date of benefit is paid.

4.4 OPENING ACCOUNT BALANCE. The Executive shall have an Opening Account Balance as of the Effective Date of $318,449.

                                    ARTICLE V
                               RETIREMENT BENEFITS

5.1 RETIREMENT BENEFIT. The Executive's Retirement Benefit on any given date shall be the Account Value as of such date less the Executive's vested accrued benefit under the Corporate Plan (or any successor or replacement plan); PROVIDED, that (i) for this purpose the Executive's vested accrued benefit under the Corporate Plan (or any successor or replacement plan) shall not include any benefits (or related interest thereon) accrued after the last day of the Plan Year ending on January 31, 2005, and (ii) the determination of the amount of the Executive's vested accrued benefit under the Corporate Plan (or any successor or replacement plan) shall be made in the reasonable judgment of the Committee.

5.2 PAYMENT OF RETIREMENT BENEFIT. The Executive shall receive the payment of his Retirement Benefit as of the first day of the month following the later to occur of (a) the Termination Date, and (b) the date on which the Executive submits a claim for benefits pursuant to Section 6.1; PROVIDED, that (i) in the case of the Executive's Termination by reason of an Applicable Termination Event, the Executive may elect for payment of his Retirement Benefit to be made either (x) on the Termination Date in which case the Retirement Benefit shall include the sum of the then Account Value less the Executive's vested accrued benefit under the Corporate Plan, increased by Service Credits that would otherwise be made hereunder through January 31, 2005, but excluding any Interest Credits following such Termination, or (y) on or after January 31, 2005, in which case he shall be paid the sum of the then Account Value less the Executive's vested accrued benefit under the Corporate Plan, i.e. including Service Credits through January 31, 2005 and Interest Credits through the date of payment, and (ii) the Executive shall receive the payment no later than the first business day of February 2008. The Executive shall elect to receive the payment of his Retirement Benefit in the form of either a (a) lump sum payment, or (b) an annuity purchasable from his Account Balance.

5.3 DEATH OR DISABILITY PRIOR TO RETIREMENT. If the Executive dies or suffers a Disability prior to the commencement of any benefit payments under the Plan whether before or after his Termination Date, the Executive's Beneficiary shall be entitled to payment of a benefit as of the first day of any month after the Executive's death or Disability. The death or Disability benefit shall be payable in a single lump sum in an amount which is equal to the Executive's Retirement Benefit at the date of his death or Disability increased by any Interest Credits made under the Plan prior to the date on which distribution of the benefit is made or commences.

                                   ARTICLE VI
                                CLAIMS PROCEDURE

6.1 WRITTEN REQUEST. Any claim for benefits by the Executive or his Beneficiaries shall be made in writing to the Committee.

                                   ARTICLE VII
                               GENERAL PROVISIONS

7.1 ADMINISTRATION. The Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions hereof. The Committee shall be entitled to rely conclusively upon all certificates, opinions and reports furnished by any accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

7.2 FUNDING. The Board, in its sole discretion, may elect to fund the benefits payable under the Plan, through various investments. However, any such investment shall remain the property of the Company and be subject to the claims of general creditors of the Company. The Executive shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan. The Executive may not pledge as collateral any investments purchased to fund benefits under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that assets of the Company will be sufficient to pay any benefit hereunder. It is the intention of the parties that the Plan will be an unfunded deferred compensation plan solely for the benefit of the Executive and thus would not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). However, if the plan is interpreted to be subject to ERISA, it is the intention of the parties that the Plan be an unfunded deferred compensation plan solely for the benefit of management and highly compensated employees for tax purposes and for purposes of Title I of ERISA.

7.3 NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall be construed as a contract of employment between the Company and the Executive or as a limitation on the right of the Company to terminate, or fail to renew or extend the Employment Agreement, subject to the terms and conditions thereof, and without regard to the effect that such discontinuity may have upon the Executive's rights or potential rights, if any, under the Plan.

7.4 SPENDTHRIFT PROVISION. No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

7.5 BINDING EFFECT. The Plan shall be binding upon and inure to the benefit of the Executive, his Surviving Spouse and Beneficiaries, the Company and any successor to the Company, whether by merger, consolidation, purchase, or otherwise.

7.6 APPLICABLE LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by ERISA, if it is determined that the Plan is subject to ERISA, without regard to principles of conflict of laws.

7.7 WITHHOLDING. Any payment made pursuant to the Plan shall be reduced by federal and state income, FICA or other employee payroll, withholding or other similar taxes that the Executive's employer may be required to withhold by law. In addition, as the Retirement Benefit accrues during the period of time that the Executive provides services to the Company under the Employment Agreement, the regular payments that the Company makes to Executive with respect to the Executive's services to the Company shall be subject to FICA or other employee payroll, withholding or other similar taxes which the Company may be required by law to withhold on the accrual of benefits.

7.8 SEVERABILITY. If one or more provisions of the Plan, or any part thereof, shall be determined by a court of competent jurisdiction to be invalid or unenforceable, then the Plan shall be administered as if such invalid or unenforceable provision had not been contained in the Plan. The invalidity or unenforceability of any Plan provision, or any part thereof, shall not affect the validity and enforceability of any other Plan provision or any part thereof.

7.9 TERMINATION OF THE PLAN. The Company intends to maintain the Plan until all benefit payments are made pursuant to the Plan. The Company may not amend or terminate the Plan without the written consent of the Executive.

7.10 TITLES AND HEADINGS NOT TO CONTROL. The titles to the Articles and the headings of Sections in the Plan are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than such titles or headings, shall control.

                                         THE PENN TRAFFIC COMPANY

                                     By:
                                         ------------------------